SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 23, 2001
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                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 8
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             (Exact name of registrant as specified in its charter)


      California                     333-76435                   33-0761519
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information

                 The proforma balance sheet has not been presented as the financial effect of the reported transaction was reflected in the March 31, 2001 balance sheet filed as part of the Form 10-K of WNC Housing Tax Credit Fund VI, L.P., Series 8, filed on June 15, 2001. The proforma statement of operations has not been presented as the entity acquired did not have historical operating results prior to its acquisition.

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership*

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of 505 West Main Limited Partnership*
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         *Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 8

Date: June 27, 2001              By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President






















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